UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Limited Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/19/08 and Notice of Annual Meeting of Stockholders.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report on Form 10-K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/5/08. You will have the opportunity to make your request for paper copies apply to all meetings (which you may later revoke at any time) or only for the 2008 annual meeting of stockholders.

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LIMITED BRANDS, INC.
Vote In Person
LIMITED BRANDS, INC. THREE LIMITED PARKWAY COLUMBUS, OH 42320

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time May 18, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 3/26/08 is to be held on 5/19/08 at 9:00 a.m. EDT		Important Notice: All annual meeting attendees may be asked to present a valid government issued photo identification, such as a driver’s license or passport, to gain access to the meeting. In addition, attendees will be subject to security inspections and video and audio recording devices and other electronic devices will not be permitted at the annual meeting.
at:	Limited Brands Headquarters
Three Limited Parkway
Columbus, OH 43230

For meeting directions, please call: 614-415-7076

Voting Items

Company Proposals - The Board of Directors Recommends A Vote “FOR” All of The Nominees Listed in Proposal 1 and A Vote “FOR” Proposal 2.

1.	Election of Directors

01)	Donna A. James
02)	Jeffrey H. Miro
03)	Jeffrey B. Swartz
04)	Raymond Zimmerman

2.	The Ratification of The Appointment of Ernst & Young LLP As The Company’s Independent Registered Public Accountants.